                      OPPENHEIMER ENTERPRISE FUND
                 Supplement dated April 21, 2003 to the
                    Prospectus dated October 23, 2002

The prospectus supplement of December 9, 2002 is deleted and replaced with the following:

1.    The footnote on page 8 is deleted and replaced with the following:

      1.  Class B  expenses  for years 7 through  10 are based on Class A expenses  because Class B shares automatically convert to Class A shares 72 months after purchase.

     2. The  paragraphs  on page 3 captioned  "What Does the Fund Mainly  Invest
In?";  "How Does the Portfolio  Manager Decide What  Securities to Buy or Sell?"
and "Who Is the Fund  Designed  For?"  under  the  section  titled  "The  Fund's
Investment  Objectives  and  Strategies"  are  deleted  and  replaced  with  the following:

     WHAT DOES THE FUND  MAINLY  INVEST  IN? The Fund  invests  mainly in common stocks of  "growth"  companies.  These  may be newer  companies  or  established companies of any  capitalization  range that the portfolio manager believes have favorable  growth  prospects.  The Fund may invest without limit in companies in any capitalization range. The Fund focuses mainly on domestic companies, but may buy foreign stocks as well.

     HOW DOES THE PORTFOLIO  MANAGER DECIDE WHAT  SECURITIES TO BUY OR SELL? The
Fund's  portfolio  manager uses  fundamental  analysis,  relying on internal and external  research  and  analysis,  to look for growth  companies.  He generally considers a company's  financial  statements,  interviews with  management,  and analysis of the company's operations and product developments. He also evaluates
research  on  particular   industries,   market  trends  and  general   economic
conditions. The portfolio manager focuses on factors that may vary in particular cases and over time. Currently, the portfolio manager looks for:

o     Companies with a history of positive revenue and earnings growth,
o     Companies with management the portfolio manager believes have demonstrated an ability to handle growth,
o     Companies with growth rates that the portfolio manager believes are sustainable over time.

     WHO IS THE FUND DESIGNED  FOR? The Fund is designed for  investors  seeking capital  appreciation in their  investment over the long term.  Investors in the
Fund should be willing to assume the  greater  risks of  short-term  share price fluctuations  that are typical for a growth  fund.  Since the Fund does not seek income and the  income  from its  investments  will  likely be small,  it is not designed for investors needing current income. Because of its focus on long-term growth,  the  Fund  may  be  appropriate  for a  portion  of a  retirement  plan investment. The Fund is not a complete investment program.

April 21, 2003                                              PS0885.030